Exhibit 32.1

CERTIFICATION OF DISCLOSURE PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shu-Heng Wang, Chief Executive Officer of Gold Rock Resources, Inc., certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the amended quarterly Report on Form 10-QSB/A-1 for the quarterly period ended January 31, 2007 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Gold Rock Resources, Inc.

Gold Rock Resources, Inc.

Date: July 13, 2007	By:	/s/ Shu-Heng Wang
Shu-Heng Wang
Title: Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gold Rock Resources, Inc.and will be retained by Gold Rock  Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.